EXTENSION OF EMPLOYMENT AGREEMENT


DATE:      March 31, 1999

PARTIES:   Techne Corporation, a
           Minnesota corporation
           614 McKinley Place N.E.
           Minneapolis, Minnesota  55413

           Marcel Verronneau


AGREEMENTS:

The parties hereby agree that the termination date of the Employment Agreement between them dated March 8, 1996 originally for the period July 1, 1995 through June 30, 1998 is extended to June 30, 2001. All other provision of such Employment Agreement shall remain in full force and effect.


                                          TECHNE CORPORATION



                                  By      /s/ Thomas E. Oland
                                          -------------------------------
                                          Thomas E. Oland, President
                                          "Company"


                                          /s/ Marcel Veronneau
                                          ------------------------------
                                          Marcel Verronneau
                                          "Employee"